Inventories, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Inventory Disclosure [Abstract]
Inventories, Net
Inventories
At March 31, 2015 and December 31, 2014, the major classes of inventory are as follows:

In thousands	March 31, 2015	December 31, 2014
Raw materials and supplies	$55,251	$58,951
Work in process	19,194	19,151
Finished goods	82,571	95,599
Total	$157,016	$173,701

Inventories are stated at the lower of cost, determined on the first-in, first-out ("FIFO") method, or fair market value. The Company performs periodic assessments to determine the existence of obsolete, slow-moving and non-saleable inventories and records necessary provisions to reduce such inventories to net realizable value. Reserve balances, primarily related to obsolete and slow-moving inventories, were $9.3 million and $7.8 million at March 31, 2015 and December 31, 2014, respectively.

Inventories, Net
At December 31, 2014 and December 28, 2013, the major classes of inventory were as follows:

In thousands	December 31, 2014	December 28, 2013
Raw materials and supplies	$58,951	$55,544
Work in process	19,151	19,102
Finished goods	95,599	81,428
Total	$173,701	$156,074

Inventories are stated at the lower of cost, determined on the first-in, first-out ("FIFO") method, or fair market value. The Company performs periodic assessments to determine the existence of obsolete, slow-moving and non-saleable inventories and records necessary provisions to reduce such inventories to net realizable value. Reserve balances, primarily related to obsolete and slow-moving inventories, were $7.8 million and $3.3 million at December 31, 2014 and December 28, 2013, respectively.
As a result of the acquisition of Providência, the Company increased the carrying value of inventory by $4.5 million as of the Providência Acquisition Date in order to adjust to estimated fair value in accordance with the accounting guidance for business combinations. The preliminary change in the fair value of the assets were based on computations which considered many factors including the estimated selling price of the inventory, the cost to dispose of the inventory as well as the replacement cost of the inventory, where applicable. The step-up in inventory value was amortized to Cost of Goods Sold over the period of Providência's normal inventory turns, which approximated one month.
As a result of the acquisition of Fiberweb, the Company increased the carrying value of inventory by $9.7 million as of the Fiberweb Acquisition Date in order to adjust to estimated fair value in accordance with the accounting guidance for business combinations. The change in the fair value of the assets were based on computations which considered many factors including the estimated selling price of the inventory, the cost to dispose of the inventory as well as the replacement cost of the inventory, where applicable. The step-up in inventory value was amortized to Cost of Goods Sold over the period of the Company's normal inventory turns, which approximated two months.